Exhibit 99.1

Perella Weinberg Reports Third Quarter 2025 Results
Financial Overview - Third Quarter
•Revenues of $165 Million, Down 41% From a Record a Year Ago
•Adjusted Pre-Tax Income of $20 Million, GAAP Pre-Tax Income of $12 Million
•Adjusted EPS of $0.13; GAAP Diluted EPS of $0.08
Financial Overview - Nine Months
•Revenues of $532 Million, Down 18% From a Record a Year Ago
•Adjusted Pre-Tax Income of $53 Million, GAAP Pre-Tax Income of $30 Million
•Adjusted EPS of $0.51; GAAP Diluted EPS of $0.37
Talent Investment
•Year-to-Date Added Twelve Partners and Nine Managing Directors
•Two Additional Partners and Two Additional Managing Directors to Join Firm in Coming Months
•Closed Acquisition of Devon Park Advisors
Capital Management
•Strong Balance Sheet with $186 Million of Cash and No Debt
•Year-to-Date Retired More Than Six Million Shares and Share Equivalents through Purchase, Exchange and Net Settlement
•Year-to-Date have Returned More than $157 Million in Aggregate to Equity Holders
•Declared Quarterly Dividend of $0.07 Per Share

“Our strategic investments this year — adding 25 senior bankers and closing the Devon Park acquisition — position us well in an increasingly active transaction environment and demonstrate our commitment to build scale. We’ve hired in some of the most attractive sectors in our markets, with a singular focus on providing the best strategic and financial advice to our clients,” stated Andrew Bednar, Chief Executive Officer.

NEW YORK, NY, November 7, 2025 – Perella Weinberg Partners (the “Firm,” “Perella Weinberg,” or “PWP”) (NASDAQ:PWP) today reported financial results for the third quarter ended September 30, 2025.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Revenues

For the third quarter of 2025, revenues were $164.6 million, a decrease of 41% from a record $278.2 million reported in the third quarter of 2024, driven by fewer closings in M&A. For the nine months ended September 30, 2025, revenues were $531.7 million, a decrease of 18% from a record $652.4 million for the nine months ended September 30, 2024, driven by fewer closings in M&A partially offset by increased contribution from restructuring and liability management.

Expenses

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025		2024		2025		2024
	GAAP	Adjusted	GAAP	Adjusted	GAAP	Adjusted	GAAP	Adjusted
Operating expenses	(Dollars in Millions)				(Dollars in Millions)
Total compensation and benefits	$116.3	$110.3	$202.3	$189.2	$373.9	$356.3	$628.2	$443.7
% of Revenues	71%	67%	73%	68%	70%	67%	96%	68%
Non-compensation expenses	$39.4	$36.8	$40.0	$37.9	$128.4	$122.4	$124.1	$116.1
% of Revenues	24%	22%	14%	14%	24%	23%	19%	18%

Three Months Ended

GAAP total compensation and benefits were $116.3 million for the third quarter of 2025, compared to $202.3 million for the third quarter of 2024. Adjusted total compensation and benefits were $110.3 million for the third quarter of 2025, compared to $189.2 million for the same period a year ago. The decrease in total compensation and benefits was due to a lower bonus accrual associated with lower revenues combined with the impact of a lower effective compensation margin versus the third quarter of 2024.

GAAP non-compensation expenses were $39.4 million for the third quarter of 2025, compared to $40.0 million for the third quarter of 2024. Adjusted non-compensation expenses were $36.8 million for the third quarter of 2025, compared to $37.9 million for the same period a year ago. The decrease in non-compensation expenses was largely driven by lower general, administrative and other expenses and by lower professional fees. On a GAAP basis, the decrease in professional fees was partially offset by acquisition related costs.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Nine Months Ended

GAAP total compensation and benefits were $373.9 million for the nine months ended September 30, 2025, compared to $628.2 million for the prior year period. The prior year period included the impact of the one-time accelerated vesting of certain partnership unit awards (the “Vesting Acceleration”) as well as incremental equity-based compensation expense tied to transaction-related incentive unit awards which vested in the third quarter of 2024. Adjusted total compensation and benefits were $356.3 million for the nine months ended September 30, 2025, compared to $443.7 million for the same period a year ago. The decrease in total compensation and benefits was due to a lower bonus accrual associated with lower revenues combined with the impact of a lower effective compensation margin compared to 2024.

GAAP non-compensation expenses were $128.4 million for the nine months ended September 30, 2025, compared to $124.1 million for the prior year period. Adjusted non-compensation expenses were $122.4 million for the nine months ended September 30, 2025, compared to $116.1 million for the same period a year ago. The increase in non-compensation expenses was largely driven by an increase in professional fees tied to litigation spend in the first quarter of 2025, higher travel related costs, and an increase in technology spend, partially offset by a decrease in general, administrative and other expenses. On a GAAP basis, the increase was also driven by acquisition related costs which were incurred in the third quarter of 2025, though these were offset by non-recurring partnership reorganization costs which were incurred in the first quarter of 2024.

Provision for Income Taxes

Perella Weinberg Partners currently owns 73.5% of the operating partnership (“PWP OpCo”) and is subject to U.S. federal and state corporate income tax on its allocable share of earnings. Income earned by the operating partnership is subject to certain state, local, and foreign income taxes.

For purposes of calculating adjusted if-converted net income, we have presented our results as if all partnership units had been converted to shares of Class A common stock, and as if all of our adjusted results for the period were subject to U.S. corporate income tax. For the nine months ended September 30, 2025, the effective tax rate for adjusted if-converted net income was 4%. This tax rate includes $15.1 million of benefit from the vesting of restricted stock units at a share price higher than the grant price. The adjusted effective tax rate excluding this benefit would have been 32%.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Balance Sheet and Capital Management

As of September 30, 2025, Perella Weinberg had $185.5 million of cash with no outstanding indebtedness and an undrawn revolving credit facility.

During the nine months ended September 30, 2025, Perella Weinberg returned $157.5 million in aggregate to our equity holders through: (i) the net settlement of 3,328,036 share equivalents at an average price per share of $23.08; (ii) the settlement of unit exchanges of 1,270,086 PWP OpCo units for cash at $22.65 per unit and the repurchase of 1,829,337 shares at an average price per share of $18.40 in open market transactions pursuant to PWP’s Class A common stock repurchase program; and (iii) the payment of aggregate dividends of $18.3 million to Class A common stockholders.

At September 30, 2025, there were 65.0 million shares of Class A common stock and 23.5 million partnership units outstanding.

The Board of Directors has declared a quarterly dividend of $0.07 per share of Class A common stock. The dividend will be paid on December 15, 2025 to Class A common stockholders of record on November 17, 2025.

Conference Call and Webcast

Management will host a webcast and conference call on Friday, November 7, 2025 at 9:00 am ET to discuss Perella Weinberg’s financial results for the third quarter ended September 30, 2025.

A webcast of the conference call will be made available in the Investors section of Perella Weinberg’s website at https://investors.pwpartners.com/.

The conference call can also be accessed by the following dial-in information:

•Domestic: (800) 245-3047
•International: (203) 518-9765
•Conference ID: PWPQ325

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Replay

A replay of the call will also be available two hours after the live call through November 14, 2025. To access the replay, dial (800) 753-6121 (Domestic) or (402) 220-2676 (International). The replay can also be accessed on the Investors section of the Company’s website at https://investors.pwpartners.com/.

For those who listen to the rebroadcast of the call, we remind you that the remarks made are as of November 7, 2025, and have not been updated subsequent to the initial earnings call.

About Perella Weinberg

Perella Weinberg is a leading global independent advisory firm, providing strategic and financial advice to a broad client base, including corporations, financial sponsors, governments, and sovereign wealth funds. The Firm offers a wide range of advisory services to clients in some of the most active industry sectors and global markets. With approximately 700 employees, Perella Weinberg currently maintains offices in New York, London, Houston, Los Angeles, San Francisco, Paris, Chicago, Munich, Palm Beach, Denver, Calgary, and Greenwich. The financial information of Perella Weinberg herein refers to the business operations of PWP Holdings LP and Subsidiaries.

Contacts

For Perella Weinberg Investor Relations: investors@pwpartners.com
For Perella Weinberg Media: media@pwpartners.com
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Non-GAAP Financial Measures

In addition to financial measures presented in accordance with GAAP, we monitor certain non-GAAP financial measures to manage our business, make planning decisions, evaluate our performance and allocate resources. We believe that these non-GAAP financial measures are key financial indicators of our business performance over the long term and provide useful information regarding whether cash provided by operating activities is sufficient to maintain and grow our business. We believe that the methodology for determining these non-GAAP financial measures can provide useful supplemental information to help investors better understand the economics of our platform.

These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, the analysis of other GAAP financial measures. These non-GAAP financial measures are not universally consistent calculations, limiting their usefulness as comparative measures. Other companies may calculate similarly titled financial measures differently. Additionally, these non-GAAP financial measures are not measurements of financial performance or liquidity under GAAP. In order to facilitate a clear understanding of our consolidated historical operating results, you should examine our non-GAAP financial measures in conjunction with our historical consolidated financial statements and notes thereto included elsewhere in this press release.

Management compensates for the inherent limitations associated with using these non-GAAP financial measures through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measures. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this press release, and oral statements made from time to time by representatives of PWP are “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the expectations regarding the combined business are “forward looking statements.” In addition, words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Important factors, among others, that may affect actual results or outcomes include (but are not limited to): global economic, business and market conditions; the Company’s dependence on and ability to retain employees; the Company’s ability to successfully identify, recruit and develop talent; conditions impacting the corporate advisory industry; the Firm’s dependence on its fee-paying clients and fluctuating revenues from its non-exclusive, engagement-by-engagement business model; the high volatility of the Company’s revenues as a result of its reliance on advisory fees that are largely contingent on the completion of events which may be out of its control; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business, including actual, potential or perceived conflicts of interest and other factors that may damage its business and reputation; the Company’s successful formulation and execution of its business and growth strategies; substantial litigation risks in the financial services industry; cybersecurity and other operational risks; assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity; extensive regulation of the corporate advisory industry and U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy and laws (including the treatment of carried interest); and other risks and uncertainties described under “Part I—Item 1A. Risk Factors” in our Annual Report on Form 10-K.

The forward-looking statements in this press release and oral statements made from time to time by representatives of PWP are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2025 and the other documents filed by the Firm from time to time with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Consolidated Statements of Operations (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues	$164,645	$278,242	$531,743	$652,367
Expenses
Compensation and benefits	88,748	174,080	292,027	392,643
Equity-based compensation	27,594	28,225	81,873	235,530
Total compensation and benefits	116,342	202,305	373,900	628,173
Professional fees	9,213	9,367	35,308	32,170
Technology and infrastructure	9,588	8,852	28,114	26,749
Rent and occupancy	5,974	6,170	18,896	18,307
Travel and related expenses	5,418	4,497	16,391	13,782
General, administrative and other expenses	4,219	6,027	14,574	17,769
Depreciation and amortization	5,024	5,130	15,077	15,318
Total expenses	155,778	242,348	502,260	752,268
Operating income (loss)	8,867	35,894	29,483	(99,901)
Non-operating income (expenses)
Other income (expense)	2,721	457	252	3,859
Total non-operating income (expenses)	2,721	457	252	3,859
Income (loss) before income taxes	11,588	36,351	29,735	(96,042)
Income tax expense (benefit)	3,023	7,508	(4,471)	25,960
Net income (loss)	8,565	28,843	34,206	(122,002)
Less: Net income (loss) attributable to non-controlling interests	2,561	12,473	8,125	(36,500)
Net income (loss) attributable to Perella Weinberg Partners	$6,004	$16,370	$26,081	$(85,502)
Net income (loss) per share attributable to Class A common shareholders
Basic	$0.09	$0.29	$0.41	$(1.61)
Diluted	$0.08	$0.24	$0.37	$(1.61)
Weighted-average shares of Class A common stock outstanding
Basic	64,071,958	55,513,159	63,100,339	53,115,490
Diluted	100,233,456	69,795,656	74,959,485	53,115,490

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Total compensation and benefits—GAAP	$116,342	$202,305	$373,900	$628,173
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	—	—	(143,714)
Public company transaction related incentives(2)	(6,029)	(13,070)	(17,632)	(37,527)
Business realignment costs(3)	—	—	—	(3,249)
Adjusted total compensation and benefits	$110,313	$189,235	$356,268	$443,683

Non-compensation expense—GAAP	$39,436	$40,043	$128,360	$124,095
TPH business combination related expenses(4)	(1,645)	(1,645)	(4,935)	(4,935)
Business combination transaction expenses(5)	(980)	(484)	(980)	(3,054)
Adjusted non-compensation expense(6)	$36,811	$37,914	$122,445	$116,106

Operating income (loss)—GAAP	$8,867	$35,894	$29,483	$(99,901)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	—	—	143,714
Public company transaction related incentives(2)	6,029	13,070	17,632	37,527
Business realignment costs(3)	—	—	—	3,249
TPH business combination related expenses(4)	1,645	1,645	4,935	4,935
Business combination transaction expenses(5)	980	484	980	3,054
Adjusted operating income	$17,521	$51,093	$53,030	$92,578

Income (loss) before income taxes—GAAP	$11,588	$36,351	$29,735	$(96,042)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	—	—	143,714
Public company transaction related incentives(2)	6,029	13,070	17,632	37,527
Business realignment costs(3)	—	—	—	3,249
TPH business combination related expenses(4)	1,645	1,645	4,935	4,935
Business combination transaction expenses(5)	980	484	980	3,054
Adjustments to non-operating income (expenses)(7)	17	38	49	226
Adjusted income before income taxes	$20,259	$51,588	$53,331	$96,663

Income tax expense (benefit)—GAAP	$3,023	$7,508	$(4,471)	$25,960
Tax impact of non-GAAP adjustments(8)	2,731	3,178	7,412	(7,350)
Adjusted income tax expense	$5,754	$10,686	$2,941	$18,610

Net income (loss)—GAAP	$8,565	$28,843	$34,206	$(122,002)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	—	—	143,714
Public company transaction related incentives(2)	6,029	13,070	17,632	37,527
Business realignment costs(3)	—	—	—	3,249
TPH business combination related expenses(4)	1,645	1,645	4,935	4,935
Business combination transaction expenses(5)	980	484	980	3,054
Adjustments to non-operating income (expenses)(7)	17	38	49	226
Tax impact of non-GAAP adjustments(8)	(2,731)	(3,178)	(7,412)	7,350
Adjusted net income	$14,505	$40,902	$50,390	$78,053

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Adjusted net income	$14,505	$40,902	$50,390	$78,053
Less: Adjusted income tax expense	(5,754)	(10,686)	(2,941)	(18,610)
Add: If-converted income tax expense(9)	6,854	16,303	1,906	27,923
Adjusted if-converted net income	$13,405	$35,285	$51,425	$68,740

Weighted-average diluted shares of Class A common stock outstanding—GAAP	100,233,456	69,795,656	74,959,485	53,115,490
Weighted average number of incremental shares from assumed vesting of RSUs and PSUs(10)	—	—	—	9,564,794
Weighted average number of incremental shares from if-converted PWP OpCo units(11)	—	32,727,568	25,691,746	36,778,325
Weighted-average adjusted diluted shares of Class A common stock outstanding	100,233,456	102,523,224	100,651,231	99,458,609

Adjusted net income per Class A share—diluted, if-converted	$0.13	$0.34	$0.51	$0.69

Key metrics: (12)
GAAP operating income (loss) margin	5.4%	12.9%	5.5%	(15.3)%
Adjusted operating income margin	10.6%	18.4%	10.0%	14.2%
GAAP compensation ratio	71%	73%	70%	96%
Adjusted compensation ratio	67%	68%	67%	68%
GAAP effective tax rate	26%	21%	(15)%	(27)%
Adjusted if-converted effective tax rate	34%	32%	4%	29%

Notes to GAAP Reconciliation of Adjusted Results:

(1)Equity-based compensation not dilutive to investors in PWP or PWP OpCo includes the amortization of awards granted by PWP Professional Partners LP (the “Professional Partners Awards”), which were subject to the Vesting Acceleration in the second quarter of 2024. The vesting of these awards did not economically dilute PWP shareholders’ interests relative to the interests of other investors in PWP OpCo.
(2)Public company transaction related incentives includes equity-based compensation for transaction-related restricted stock units (“RSUs”) and performance restricted stock units (“PSUs”), which are directly related to milestone events that were part of a business combination that closed on June 24, 2021 (the “2021 Business Combination”), as well as employment taxes for these RSUs and PSUs. These expenses were outside of PWP’s normal and recurring bonus and compensation processes.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

(3)During the second quarter of 2023, we began a review of the business, which resulted in headcount reductions in order to improve compensation alignment and to provide greater flexibility to advance strategic opportunities. Costs were incurred through the first quarter of 2024 and included separation and transition benefits and the accelerated amortization (net of forfeitures) of certain equity-based awards, including certain Professional Partners Awards and transaction-related RSUs and PSUs, which would have been adjusted through adjustments (1) and (2) above notwithstanding the business realignment.
(4)On November 30, 2016, we completed a business combination with Tudor, Pickering, Holt & Co., LLC (TPH), an independent advisory firm focused on the energy industry. The adjustment reflects the amortization of intangible assets associated with the acquisition, and such assets will be fully amortized by November 30, 2026.
(5)Business combination transaction costs that were expensed associated with (i) the 2021 Business Combination, including equity-based vesting for transaction-related RSUs issued to non-employees and costs incurred related to the partnership restructuring that was contemplated during the implementation of the up-C structure at the time of the 2021 Business Combination and (ii) the acquisition of Devon Park Advisors which closed on October 1, 2025.
(6)See reconciliation below for the components of the consolidated statements of operations included in non-compensation expense—GAAP as well as Adjusted non-compensation expense.
(7)Includes the amortization of debt discounts and issuance costs for all periods presented and minimal charges related to the Vesting Acceleration for the nine months ended September 2024.
(8)The adjusted income tax expense represents the Company’s calculated tax expense on adjusted non-GAAP results. It excludes the impact on income taxes of certain transaction-related items and other items not reflected in our adjusted non-GAAP results. It does not represent the cash that the Company expects to pay for taxes in the current periods.
(9)The if-converted income tax expense represents the Company's calculated tax expense on adjusted non-GAAP results assuming the exchange of all PWP OpCo units for PWP Class A common stock, resulting in all of the Company’s results for the period being subject to corporate-level tax.
(10)Represents the dilutive impact under the treasury stock method of unvested RSUs and PSUs.
(11)Represents the dilutive impact assuming the conversion of all PWP OpCo units to shares of Class A common stock.
(12)Reconciliations of key metrics from GAAP to Adjusted results are a derivative of the reconciliation of their components.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands)

	Three Months Ended September 30, 2025
	GAAP	Adjustments		Adjusted
Professional fees	$9,213	$(980)	(1)	$8,233
Technology and infrastructure	9,588	—		9,588
Rent and occupancy	5,974	—		5,974
Travel and related expenses	5,418	—		5,418
General, administrative and other expenses	4,219	—		4,219
Depreciation and amortization	5,024	(1,645)	(2)	3,379
Non-compensation expense	$39,436	$(2,625)		$36,811

	Three Months Ended September 30, 2024
	GAAP	Adjustments		Adjusted
Professional fees	$9,367	$(484)	(3)	$8,883
Technology and infrastructure	8,852	—		8,852
Rent and occupancy	6,170	—		6,170
Travel and related expenses	4,497	—		4,497
General, administrative and other expenses	6,027	—		6,027
Depreciation and amortization	5,130	(1,645)	(2)	3,485
Non-compensation expense	$40,043	$(2,129)		$37,914

	Nine Months Ended September 30, 2025
	GAAP	Adjustments		Adjusted
Professional fees	$35,308	$(980)	(1)	$34,328
Technology and infrastructure	28,114	—		28,114
Rent and occupancy	18,896	—		18,896
Travel and related expenses	16,391	—		16,391
General, administrative and other expenses	14,574	—		14,574
Depreciation and amortization	15,077	(4,935)	(2)	10,142
Non-compensation expense	$128,360	$(5,915)		$122,445

	Nine Months Ended September 30, 2024
	GAAP	Adjustments		Adjusted
Professional fees	$32,170	$(3,054)	(3)	$29,116
Technology and infrastructure	26,749	—		26,749
Rent and occupancy	18,307	—		18,307
Travel and related expenses	13,782	—		13,782
General, administrative and other expenses	17,769	—		17,769
Depreciation and amortization	15,318	(4,935)	(2)	10,383
Non-compensation expense	$124,095	$(7,989)		$116,106

(1)Reflects an adjustment to exclude transaction costs associated with the Devon Park acquisition.
(2)Reflects an adjustment to exclude the amortization of intangible assets related to the TPH business combination.
(3)Reflects an adjustment to exclude transaction costs associated with the 2021 Business Combination.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.